SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2006

INTERLINK GLOBAL CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	033-20033-D	42-1655043
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

6205 Blue Lagoon Drive, Suite 110
Miami, Florida
(Address of Principal Executive Offices)

(305) 261-2007
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed by Registrant within 71 days of the date that this Form 8-K is required to be filed, as described in Item 9.01 below.

Item 1.01. Entry into a Material Definitive Agreement

On March 15, 2006, Interlink Global Corporation (the “Registrant” or “ILKG”) entered into a Share Purchase Agreement (“Share Purchase Agreement”) with NERA ASA, a company organized and existing under the laws of Norway (“NERA”). Under the terms of the Share Purchase Agreement, NERA agreed to purchase all shares of Communications Networks Holdings Ltd., an exempted company incorporated and existing under the laws of Bermuda (“Parent”). Parent owns all of the issued and outstanding shares of issued and outstanding capital stock of Telecomunicaciones NGTV, S.A., a corporation organized and existing under the laws of the Bolivarian Republic of Venezuela and engaged in the business of telecommunications (“NGTV”). The Registrant agreed to pay NERA $1.75 million in cash for the Parent stock (“Share Purchase”). In addition to the Parent stock, NERA agreed to waive and settle any claims it may have against Parent and/or NGTV. It also waived any rights to any existing and future claims which it may have against Parent or NGTV. More specifically, NERA agreed to forgive all debt owed by the Parent and NGTV in the approximate amount of $12 million. The Registrant agreed to waive all rights enjoyed by Parent or NGTV under the Distribution Agreement executed on July 20, 2001 by NERA, Parent and NGTV The Share Purchase Agreement will be governed by the laws of the United Kingdom. The parties closed the Share Purchase transaction on March 15, 2006 (“Closing Date”).

Under the Share Purchase Agreement, ILKG committed to fund $2.0 million into NGTV within 150 days of the Closing Date. Approximately $979,000 of this amount was to be used to pay unpaid salaries and severances of NGTV. If the Registrant failed to perform this payment obligation, the Share Purchase Agreement provided that NERA could terminate such agreement and keep the $1.75 million purchase price as a indemnification for damages resulting from ILKG’s failure to make such payment.

Also, in connection with the Share Purchase, the Registrant entered into a Share Purchase Option Agreement with Lane Bridge Overseas Ltd. (“Lane”), an affiliate of NERA, dated March 15, 2006 in which the Registrant granted Lane the option to purchase 2,000,000 shares of Registrant common stock, par value $0.001 per share (“Shares”), at $0.01 per share. Lane paid $10.00 for the option. In connection with the issuance of the option, Lane has also provided certain services to ILKG in connection with the Share Purchase, helped the Registrant negotiate more favorable provisions with respect to ongoing obligations and enabled the Registrant to purchase products from NERA at a 20% discount. The option terminates on December 31, 2009. Further, the Registrant agreed to cause its management that hold at least 60% of the Registrant’s issued and outstanding common stock to refrain from selling their Shares to any third party unless such third party agreed to purchase Lane’s Shares on the same terms and conditions as it offered to purchase such Shares from the Registrant’s management. The Registrant would enjoy a right of first refusal on any anticipated sales of Lane’s Shares.

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 15, 2006, pursuant to the terms of the Share Purchase, the Registrant acquired 100% of the capital stock of Parent in exchange for $1.75 million in cash from NERA. The terms of the Share Purchase are more fully described under Item 1.01 above. As a result of the Share Purchase, NGTV became an indirect wholly-owned subsidiary of the Registrant.

Item 3.02 Unregistered Sales of Equity Securities

On March 15, 2006, the Registrant issued an option to purchase 2.0 million shares of its common stock at $0.0001 to Lane for the purchase price of $10 and for certain services rendered. The Registrant relied upon the exemption from registration under the Securities Act by reason of Section 4(2) of the Securities Act. It believed that Section 4(2) was available because the offer and sale was not a public offering of its securities and there was not general solicitation or general advertising involved in the offer or sale.

Item 9.01.    Financial Statement and Exhibits.

(a) Financial Statements of businesses acquired.*

(b) Pro forma financial information.*

*To be filed by amendment within 71 days of the date this Form 8-K is due pursuant to Item 9.01 (a)(4) of Form 8-K.

(c) Shell company transactions. Not applicable.

(d) Exhibits

Exhibit Number	Description

10.1	Share Purchase Agreement dated as of March 15, 2006 by and between the Registrant and NERA ASA.

10.2	Share Purchase Option Agreement dated as of March 15, 2006 by and between the Registrant, Lane Bridge Overseas Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interlink Global Corporation

By:	/s/ Anastasios Kyriakides
Anastasios Kyriakides Chief Executive Officer

Dated: July 19, 2006

Exhibit Index

Exhibit Number	Description

10.1	Share Purchase Agreement dated as of March 31, 2006 by and among the Registrant and NERA ASA, a company organized and existing under the laws of Norway (“NERA”).

10.2	Share Purchase Option Agreement dated as of March 31, 2006 by and among the Registrant and Lane Bridge Overseas Ltd.